                                                                  EXHIBIT 10.19
STRATEGIC INCENTIVE PLAN (SIP)

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Purpose                   Reward achievement of two year goals

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Eligibility               Key managers and above identified on an individual basis.

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Participation Level       Pro rata participation for cycle ending in first year of eligibility.

                          Full participation for subsequent cycles.

                          Must be employed at year-end to receive an award (except in the event of death or disability).

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Target Incentives         Sum of target incentive opportunity as a percent of salary times salary for all eligible participants.

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Performance               Funding to be based on performance versus the following measures:
Measures
                          >    60% Brunswick Value Added (BVA). BVA defined as profits after-tax; reduced for cost of capital charge (capital to include working, fixed and other assets; cost of capital will include debt and equity)
                               -    For Division employees 60% BVA will be split evenly between Division BVA and overall Brunswick Corporation BVA.
                               -    For Corporate headquarters employees BVA will be based entirely on overall
                                    Brunswick Corporation BVA.

                          >    40% performance against Strategic Factors.
                               -    For Division employees based on Division's strategic factor performance
                               -    For Corporate headquarters employees based on average of all Division strategic factor performance results
                               -    For cycles beginning in 2001 factors include:
                                    -    Customer satisfaction
                                    -    Growth in market share
                                    -    Product innovation (percent of sales from new products)
                                    -    Employee satisfaction

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Performance Levels:
>  Threshold              >    Minimum performance level supporting the funding of any variable incentive pay.
                               Threshold to be determined for each Division and Brunswick Corporation individually.

>  Target                 >    Agreed upon performance level, typically tied to business plans for performance period.
>  Stretch
                          >    Performance necessary to support funding at twice target level.

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STRATEGIC INCENTIVE PLAN . . .

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Performance Period        Generally two-year performance periods will be used.

                          >    For BVA: overlapping cycles beginning each year.
                               To phase into the program, two performance periods began in 2001.
                               -    2001: One year cycle with 50% of normal target incentives for those transitioning from 2000 - 2001 SIP. (Current 2000 - 2001 SIP cycle shortened to one year. Pay out accrued, but will not be paid until regularly scheduled date - February, 2002.)
                               -    2001 - 2002: Two year cycle
                               Beginning in 2002 and in each year thereafter a new two-year cycle will begin.

                          >    For Strategic Factors: two-year, end-to-end cycles. Partial pay outs before the end of a performance cycle may be considered.

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Overall Funding           Overall funding will be the sum of BVA funding and strategic factor funding.

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Funding Review and        The following steps will be taken to review and approve funding:
Approval
                          >    CFO will review actual results quarterly to evaluate established accruals.

                          >    CEO will review performance at end of performance period and approve funding or recommend funding to Human Resource and Compensation Committee as appropriate.

                          >    Committee will review and approve funding as deemed appropriate.

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Maximum Funding           None

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Individual Awards         Individual awards will be determined on a discretionary basis using evaluation of individual performance for the performance period, target incentives as a percent of salary and covered salary (actual received for final year or performance period).

                          Individuals must be employed at time of payment to receive an award, except those terminating due to death or permanent and total disability will be eligible to receive individual awards.

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Timing of Award           As soon as practical after financial results are confirmed and appropriate approvals obtained.
Payments
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Nothing contained in these materials constitutes or is intended to create a promise of an individual incentive award or a contract of continued employment. Employment is at-will and may be terminated by either the employee or Corporation for any reason at any time.